IRA Ideal!


Defined Asset Funds (SM)


Select Growth Portfolio

1998 Series D



A Disciplined Approach to Growth Stock Investing







[ML Logo] Merrill Lynch
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Select Growth Portfolio

Deciding which investments may support your long-term investment objectives at a level of risk that is acceptable to you can be difficult. This is particularly true if you're interested in incorporating aggressive growth stocks into your portfolio. While many mutual funds and money managers follow a "growth stock" investment style, there is no generally accepted definition of a growth stock and no easy way to select them. That's why we've developed the Select Growth Portfolio. It's designed to provide definition and discipline to aggressive growth stock investing.

How The Portfolio Was Selected

A quantitative selection model was developed by O'Shaughnessy Capital Management, Inc., a registered investment advisor (the Portfolio Consultant). This model was used to screen a universe of over 5,000 stocks and identify growth stocks believed to be reasonably priced with an attractive growth potential.

Here's How It Worked:

First, growth was defined by selecting stocks with consensus estimated earnings per share growth of 20% for the next year. Then, to give a longer-term view and to avoid short-term run ups, the Portfolio Consultant screened for a 20% estimated consensus earnings per share growth for the next three to five years.

Second, value was considered by selecting growth stocks with Price to Earnings Ratios not exceeding their estimated three to five year earnings growth rates. This was to remove expensive stocks.

Third, relative strength was determined by separating out stocks with strong price performance over the prior six months.

Fourth, the Portfolio Consultant weeded out the smaller companies with market capitalization below $750 million.

Finally, the ten stocks considered most attractive were selected by the Sponsors.

The securities will be selected and held without regard to any buy or sell recommendations of any of the Sponsors.

Investor Profile

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This Portfolio is designed for investors whose primary objective is long-term growth. The investor should have the willingness and ability to withstand extreme price volatility from aggressive growth stocks for the potential of greater rewards over time. Investors are encouraged to follow the Strategy for at least three years.

Past Performance of Prior Select Growth Portfolios

Past performance is no guarantee of future results.

Series From Inception Through 9/30/98
(including annual rollovers)
Inception                        Return
2/14/95        Series A          14.85%
6/6/95         Series B           9.46
8/1/95         Series C         -11.09
11/1/95        Series D           5.21

Most Recently Completed Portfolio
Period                                    Return
2/10/97-3/13/98          Series A         33.77%
5/12/97-6/19/98          Series B         32.10
8/18/97-9/18/98          Series C        -23.74
11/12/96-12/19/97        Series D         21.25

The chart above shows average annual total returns which represent price changes plus dividends reinvested, divided by the initial public offering price, and reflect maximum sales charges and expenses. Returns for Series From Inception differ from Most Recently Completed Portfolio because the former figures reflect a reduced sales charge on annual rollovers and different performance periods.

Defined Asset Funds--Time in the Market

We believe that the disciplined strategy of buying and holding with a long-term view can help in meeting our investors' needs. For income, for growth or for total return, time in the market can be an effective strategy for growing your portfolio, and this philosophy is the cornerstone of Defined Asset Funds.

The Select Growth Strategy

The Portfolio is based on the Strategy of buying ten screened growth stocks and holding them for about a year. At the end of the year, we expect to select a new

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Portfolio through reapplication of the Strategy and you may reinvest in the new Portfolio, if available.

This is a one-year investment but, like all equity investing, a longer-term view is appropriate. To reduce the effect of short-term volatility, we recommend following the Strategy for at least three years. There can be no guarantee that the Portfolio will achieve its objective over its one-year life or over consecutive one-year periods.

Portfolio Defined

This pre-selected Portfolio will remain relatively fixed throughout its one-year life. You will always know how your dollars are invested.

Convenience Defined

There's no need for multiple security purchases. Defined Asset Funds offers diversification among ten stocks, with one easy price to track-- quoted in Barron's Financial Weekly.

No Sell Decisions

The Portfolio will follow a disciplined strategy of buying and holding for about one year. You may also have the option of reinvesting after a year to continue with the Strategy.

Exchange Option

You can exchange units of these funds for units of certain other Defined Asset Funds. You may also exchange into these funds from certain other funds at a reduced sales charge.

Volume Discounts

Investments start at about $250 with discounts for volume purchases of $50,000 or more.

The Portfolio

1.  Barr Laboratories, Incorporated (BRL)
Develops, manufactures and markets generic pharmaceuticals. Its products are primarily focused on the treatment of cancer, hormone replacement therapies, pain

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management products, medicines for hypertension and heart disease and antibiotics and medicine to combat infections.

2.  Best Buy Company, Incorporated (BBY)
Retail chain which operates over 250 stores in more than 32 states. The company sells a variety of products including consumer electronics, home office equipment, entertainment software and appliances.

3.  Chiron Corporation (CHIR)
An international biopharmaceutical company which discovers, develops and markets drugs used for a variety of disorders such as AIDS, cancers and cardiovascular diseases.

4.  Federal-Mogul Corporation* (FMO)
Manufactures and distributes precision parts, primarily vehicular components. It also engineers products for original equipment manufacturers of automobiles, light and heavy trucks, construction vehicles and industrial products.

5.  Kaufman & Broad Home Corporation* (KBH)
Builds single-family homes with domestic operations in seven western states and international operations in France and Mexico.

6.  MBNA Corporation* (KRB)
The parent company of MBNA America Bank, N.A. Through the Bank, the company issues premium and standard bank credit cards. MBNA also provides retail deposits, individual loans and card and financial transactions processing.

7.  Network Associates, Incorporated (NETA)
Supplies enterprise network security and management solutions. Its products are marketed under the brand name "Total Virus Defense," "Total Network Security," "Total Network Visibility" and "Total ServiceDesk."

8.  Qualcomm, Incorporated (QCOM)
Develops, manufactures, markets, licenses and operates communications systems and products based on its proprietary digital wireless technologies.

9.  Sanmina Corporation (SANM)
Provides electronics contract manufacturing services to a diversified base of original equipment manufacturers. These services include the manufacturing of complex printed circuit board assemblies, multi-layered printed circuit boards and custom cable and wire harness assemblies and the testing and assembly of electronics sub-systems and systems.

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10.  Williams-Sonoma, Incorporated (WSM)
Markets cooking and serving equipment, home furnishings and home and garden accessories through 276 retail stores and five mail order catalogs under such names as "Williams-Sonoma," "Pottery Barn," "Hold Everything," "Gardeners Eden" and "Chambers."

*Only these stocks currently pay dividends. The current annual dividends per share for the Securities numbered 4, 5 and 6 are $0.01, $0.30 and $0.24, respectively, based on the latest quarterly, semi-annual or annual declaration; there can be no assurance that future dividend payments, if any, will be maintained in an amount equal to these dividends.

Defined Asset Funds Select Growth Portfolio

Defining Your Risks

The following are important facts to keep in mind when considering this investment for your portfolio. Please read them carefully. Your financial professional will be happy to answer any questions you may have.

o The Portfolio consists of aggressive growth stocks which are subject to extreme price volatility. Therefore, the Portfolio should be considered speculative and not a complete equity investment program.

o The Portfolio is designed for investors who can assume the risks associated with equity investments. It is not appropriate for those seeking capital preservation or high current income. U.S. equity markets have been reaching new highs for several years; no assurance can be given that current stock prices won't decline.

o The value of your investment will fluctuate with the prices of the underlying stocks. There can be no assurance that dividend rates or stock prices will not decrease over the life of the Portfolio.

o The model and the Portfolio Consultant have a limited track record. Since February, 1995, when the first Portfolio was offered, the model has generally underperformed the S&P 500 Index and other equity indices.

o It is unlikely that the Portfolio will change over its one-year life, even if the stock market decreases in value or there are adverse developments affecting the stocks held.

Tax Reporting

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The proceeds received when you sell this investment will reflect the deduction of the deferred sales charge and, after the initial offering period, the charge for organization costs. In addition, the annual statement and the relevant tax reporting forms you receive at year end will be based on the amount paid to you, net of the deferred sales charge and, after the initial offering period, the charge for organization costs. Accordingly, you should not increase the tax basis in your units by these charges.

Generally, dividends and any gains will be subject to tax each year. Capital gains, if any, on assets held over a year will be taxed up to the maximum federal tax rate of 20%. However, on rollovers to future Portfolios, if available, investors will defer recognition of gains and losses on stocks that are transferred to the new Portfolio. Consult your tax advisor concerning state and local taxation.

Defining Your Costs             ===========================

First-time investors pay an initial sales charge of about 1% when they buy. In addition, all investors pay a deferred sales charge of $17.50 per 1,000 units, about 1.75%, deducted over the last ten months of the Portfolio.

                                  As a % of Public     Amount Per
                                  Offering Price       1,000 Units

Initial Sales Charge               1.00%               $10.00
Deferred Sales Charge              1.75%               $17.50

Maximum Sales Charge               2.75%               $27.50


Estimated Annual Expenses
(as a % of net assets)             0.193%               $1.91

Estimated Organization Costs                            $3.09

If you sell your units before termination, the remaining balance of your deferred sales charge will be deducted, along with the estimated costs of selling Portfolio securities, from the proceeds you receive. If you roll over to a successor Portfolio, if available, the initial charge will be waived.
You will only pay the deferred sales charge and operating expenses.

Volume Purchase Discounts

For larger purchases, the overall sales charges are reduced to put more of your investment dollars to work for you.

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                                        Total Sales Charges as a % of
Amount Purchased                        Public Offering Price

Less than $50,000                       2.75%
$50,000 to $99,999                      2.50%
$100,000 to $249,999                    2.00%
$250,000 to $999,999                    1.75%
$1,000,000 or more                      1.00%

Defined Asset Funds (SM)
Buy With Knowledge. Hold With Confidence

EQUITY INVESTOR FUNDS
Other Select Series
Select Ten Portfolio (DJIA)
United Kingdom Portfolio (Financial Times Index)
Select S&P Industrial Portfolio
Select S&P Industry Turnaround Portfolio
Select Standard & Poor's Intrinsic Value Portfolio

Concept Series
Premier American Portfolio
Premier World Portfolio
Real Estate Income Fund
Tele-Global Trust
Utility Portfolio

Index Series
S&P 500 Index Trust
S&P MidCap Index Trust

FIXED-INCOME FUNDS
Corporate Funds
Government Funds
Municipal Funds

Select Now!
Call your financial professional to see how the Select Growth Portfolio can fit into your financial plan. A free prospectus containing more complete information, including risks, charges and expenses, is available. Please read carefully before you invest or send money.

                                                                 11591BR-11/98

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(copyright logo) 1998 Merrill Lynch, Pierce, Fenner & Smith Incorporated.
Member SIPC.